UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2010 (March 15, 2010)
Northrim BanCorp, Inc.
(Exact name of registrant as specified in its charter)
Alaska
(State or other jurisdiction of incorporation)

0-33501	92-0175752

(Commission File Number)	(IRS Employer Identification No.)
3111 C Street
Anchorage, AK 99503
(Address of principal executive offices) (Zip Code)
(907) 562-0062
(Registrant’s telephone number, including area code)
Not Applicable
Former name or former address, if changed since last report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K/A
NORTHRIM BANCORP, INC.
Anchorage, Alaska
March 15, 2010
EXPLANATORY NOTE
     This Current Report on Form 8-K/A updates Item 4.01(a) of the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2010, regarding a change in Registrant’s certifying accountant, to reflect the completion of the 2009 audit by KPMG LLP.
Item 4.01 Changes in Registrant’s Certifying Accountant
(a) On February 2, 2010, Northrim BanCorp, Inc. (the “Company”) filed a Current Report on Form 8-K announcing the dismissal of its principal accountant, KPMG LLP upon completion of their audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2009 and the effectiveness of internal control over financial reporting as of December 31, 2009 and the issuance of their reports thereon. KPMG LLP completed its audit on March 15, 2010 and was dismissed.
The audit reports of KPMG LLP on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2009 and December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2009 and December 31, 2008 and the interim period between December 31, 2009 and March 15, 2010, there were no disagreements between KPMG LLP and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the disagreements in connection with their report. There were no reportable events as defined under 304(a)(1)(v) of Regulation S-K.
The Company provided KPMG LLP with a copy of the disclosures made in this report prior to filing this report with the Securities and Exchange Commission (the “Commission”). The Company requested that KPMG LLP provide the Company with a letter addressed to the Commission stating whether it agrees with the above statements made by the Company related to KPMG LLP. A copy of that letter is attached hereto as Exhibit 16.1.
Item 9.01 Financial Statements and Exhibits
(a)	None.

(b)	None.

(c)	None.

(d)	Exhibit 16.1 Letter of KPMG LLP

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHRIM BANCORP, INC.
Date: March 18, 2010	By:	/s/ Joseph M. Schierhorn
Joseph M. Schierhorn
Executive Vice President and Chief Financial Officer

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